                                                                   EXHIBIT 10.20

                              SECOND AMENDMENT TO
                              -------------------
                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                 --------------------------------------------
                          AND AGREEMENT TO ADD BANKS
                          --------------------------


     THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND AGREEMENT TO ADD BANKS (the "Amendment") dated as of December 22, 1997 by and among NEW CENTURY MORTGAGE CORPORATION, a California corporation (the "Company"), FIRST BANK NATIONAL ASSOCIATION, a national banking association ("First Bank"), GUARANTY FEDERAL BANK, FSB, a federal savings bank ("GFB"), FIRST UNION NATIONAL BANK, a national banking association ("First Union"), RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("RFC"), BANK ONE, TEXAS, N.A., a national banking association ("Bank One"), (First Bank, GFB, First Union, RFC and Bank One being hereinafter referred to collectively as the "Existing Banks" and individually as an "Existing Bank"), THE BANK OF NEW YORK, a New York banking corporation ("BNY") and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("First Chicago"; BNY and First Chicago being herein referred to collectively as the "New Banks" and individually as a "New Bank"), and FIRST BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for the Lenders (in such capacity, together with any successor agents appointed hereunder, the "Agent").

     WITNESSETH THAT:

     WHEREAS, the Company, the Existing Banks and the Agent are parties to a Second Amended and Restated Credit Agreement dated as of July 31, 1997, as amended by a First Amendment dated as of November 26, 1997 (as so amended, the "Credit Agreement"), pursuant to which the Existing Banks provide the Company with revolving mortgage warehousing and working capital credit facilities; and

     WHEREAS, the Company and the Existing Banks have agreed to amend the Credit Agreement to add the New Banks as parties thereto, to reallocate the Warehousing Commitments and to add certain covenants thereto, upon the terms and conditions herein set forth;

     NOW THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lenders agree as follows:

     1.   Certain Defined Terms.  Each capitalized term used herein without
          ---------------------
being defined herein that is defined in the Credit Agreement shall have the meaning given to it therein.

     2.   Warehousing Commitment Amount Increase.  Effective as of the date of
          --------------------------------------
this Amendment, the total Warehousing Commitment Amount is increased to $260,000,000 pursuant to Section 8.06(b) of the Credit Agreement.

     3.   Additional Lenders.  Effective as of the date of this Amendment, BNY
          ------------------
and First Chicago shall be and are each a "Lender" under the Credit Agreement and shall and do have all of the rights, privileges and benefits of a Lender under the Credit Agreement and the Loan Documents, and all of the duties of a Lender thereunder, in each case as if these New Banks had each been a Lender initially a party to the Credit Agreement.

     4.   Reallocation of Commitments.  As of the effective date of this
          ---------------------------
Amendment, the Warehousing Commitment Amount of First Bank shall be reduced to Sixty Million Dollars ($60,000,000), the Warehousing Commitment Amount of BNY shall be Twenty-five Million Dollars ($25,000,000), and the Warehousing Commitment Amount of First Chicago shall be Thirty Million Dollars ($30,000,000).

     5.   Amendment to Credit Agreement.  The Credit Agreement is hereby amended
          -----------------------------
as follows:

          (a) The definitions of "Tangible Net Worth," "Total Indebtedness" and "Total Liabilities" in Section 1.01 are hereby amended in their entirety to read as follows:

               "Tangible Net Worth":  as of any date of determination, the
                ------------------
          consolidated Net Worth of the Company or NCFC, as applicable, and its respective Subsidiaries, less the consolidated book value of all
                                   ----
          assets of the Company or NCFC, as applicable, and its respective Subsidiaries (to the extent reflected as an asset in the balance sheet of the Company or NCFC, as applicable, or any such Subsidiary at such date) which are treated as intangibles under GAAP, including, without limitation, such terms as deferred financing expenses, net leasehold improvements, good will, trademarks, trade names, service marks, copyrights, patents, licenses and unamortized debt discount and expense; provided, that interest-only or residual interests in
                   --------
          Mortgage-backed Securities issued by the Company shall not be treated as intangibles for purposes of this definition.

               "Total Indebtedness":  at any time of determination, the amount,
                ------------------
          on a consolidated basis, of the liabilities of the Company or NCFC, as applicable, and its respective Subsidiaries, determined in accordance with GAAP, minus obligations under gestation repurchase agreements or
                     -----
          similar arrangements under which the Company or its Subsidiaries are required to repurchase Mortgage-backed Securities or Mortgage Loans from any Lender or other counterparty reasonably satisfactory to the Agent, whether or not such obligations are reflected on the Company's balance sheet; provided, that such gestation repurchase agreements are
                         --------
          entered into in the ordinary course of business in contemplation of the subsequent non-recourse sale of such Mortgage-backed Securities or Mortgage Loans.

               "Total Liabilities":  at any time of determination, the amount,
                -----------------
          on a consolidated basis, of the liabilities of the Company or NCFC, as applicable, and its respective Subsidiaries, determined in accordance with GAAP.

          (b) Section 1.01 is hereby further amended to add the following definitions in the appropriate alphabetical order:

               "Daily Leverage Ratio":  as of any date of determination, the
                --------------------
          ratio of (a)Total Liabilities of NCFC and its Subsidiaries on such date to (b)Tangible Net Worth of NCFC and its Subsidiaries as of the last day of the most recently completed month.

               "Quarterly Average Leverage Ratio":  for each three-month period
                --------------------------------
          ending on March31, June30, September30 or December31 of any year, beginning December31, 1997, the ratio of (a) the average daily amount of Total Liabilities of NCFC and its Subsidiaries outstanding during such three-month period to (b)the average of the Tangible Net Worth of NCFC and its Subsidiaries at the end of each month during such three-month period.

          (c) Section 4.08 is hereby amended to delete the proviso at the end thereof and substitute the following therefor:

          provided, that in no event shall (i)the Leverage Ratio of the Company
          --------
          be greater than 8 to 1 as of the last day of each fiscal quarter of the Company, (ii)the Quarterly Average Leverage Ratio for any period of measurement be greater than 9 to 1, or (iii)the Daily Leverage Ratio on any date be greater than 12 to 1.

          (d) Section 4.12 is hereby amended to add the following at the end thereof:

          NCFC will at all times maintain Tangible Net Worth of not less than the greater of (i)$50,000,000 or (ii)eighty-five percent (85%) of the Tangible Net Worth at the end of its most recently completed fiscal year (or, in the case of the Tangible Net Worth at the end of any fiscal year, its prior fiscal year) plus ninety percent (90%) of
                                              ----
          capital contributions made during such fiscal year plus fifty percent
                                                             ----
          (50%) of positive year-to-date net income.

          Schedule 1.01(b) is hereby amended in its entirety to read as set forth on Schedule 1.01(b) hereto.

     6.   Conditions to Effectiveness of this Amendment.  This Amendment shall
          ---------------------------------------------
become effective when the Agent shall have received at least four (4) counterparts of this Amendment, duly executed by the Company and each Lender and acknowledged by NCFC, provided the following conditions are satisfied:

          (a) Before and after giving effect to this Amendment, the representations and warranties of the Company in Section 3 of the Credit Agreement and Section 5 of the Pledge and Security Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement.

          (b) Before and after giving effect to this Amendment, no Event of Default and no Unmatured Event of Default shall have occurred and be continuing.

          (c) No material adverse change in the business, assets, financial condition or prospects of the Company shall have occurred since the Effective Date.

          (d) The following shall have been delivered to the Agent, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

               (i) executed copies of new Warehousing Promissory Notes in favor of BNY and First Chicago (the new Warehousing Promissory Notes herein referred to collectively as "New Bank Notes" and individually as a "New Bank Note");

               (ii) certified copies of resolutions of the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance of this Amendment and the New Bank Notes;

               (iii) a certified copy of any amendment or restatement of the Articles of Incorporation or the By-laws of the Company made or entered following the date of the most recent certified copies thereof furnished to the Lenders;

               (iv) certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment and the New Bank Notes;

               (v) a favorable opinion of Brad A. Morrice, counsel to the Company and NCFC, addressed to the Lenders, as to the matters and to the effect set forth on Exhibit I hereto; and

               (vi) such other documents, instruments, opinions and approvals as the Agent may reasonably request.

     7.   Acknowledgments.  The Company and each Lender acknowledges that, as
          ---------------
amended hereby, the Credit Agreement remains in full force and effect with respect to the Company and the Lenders, that each reference to the Credit Agreement in the Loan Documents shall refer to the Credit Agreement, as amended hereby, and that each reference to the Warehousing Notes or the Notes in the Loan Documents shall include the New Bank Notes. The Company confirms and acknowledges that it will continue to comply with the covenants set out in the Credit Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Credit Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment. The Company further represents and warrants that (i) the execution, delivery and performance of this Amendment and the New Bank Notes are within its corporate powers and have been duly authorized by all necessary corporate action; (ii) this Amendment and the New Bank Notes have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity) and (iii) no Events of Default or Unmatured Events of Default exist.

     8.   General.
          -------

          (a) The Company agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Lenders harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment or the New Bank Notes, which obligations of the Company shall survive any termination of the Credit Agreement.

          (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

          (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

          (d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

          (e) This Amendment shall be binding upon the Company, the Lenders, the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders, the Agent and the successors and assigns of the Lenders and the Agent.



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                                      -6-

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                            NEW CENTURY MORTGAGE CORPORATION


                                            By
                                              -------------------------------
                                            Its
                                               ------------------------------


                                            FIRST BANK NATIONAL ASSOCIATION


                                            By
                                              -------------------------------
                                            Its
                                               ------------------------------


                                            GUARANTY FEDERAL BANK, FSB


                                            By
                                              -------------------------------
                                            Its
                                               ------------------------------


                                            FIRST UNION NATIONAL BANK


                                            By
                                              -------------------------------
                                            Its
                                               ------------------------------


                    [Signature Page for Second Amendment to
                 Second Amended and Restated Credit Agreement]

                                            RESIDENTIAL FUNDING CORPORATION


                                            By
                                              ----------------------------------
                                            Its
                                               ---------------------------------



                                            BANK ONE, TEXAS, N.A.


                                            By
                                              ----------------------------------
                                            Its
                                               ---------------------------------



                                            COMERICA BANK CALIFORNIA, INC.


                                            By
                                              ----------------------------------
                                            Its
                                               ---------------------------------



                                            THE BANK OF NEW YORK


                                            By
                                              ----------------------------------
                                            Its
                                               ---------------------------------



                                            THE FIRST NATIONAL BANK
                                            OF CHICAGO


                                            By
                                              ----------------------------------
                                            Its
                                               ---------------------------------



                    [Signature Page for Second Amendment to
                 Second Amended and Restated Credit Agreement]

          THE UNDERSIGNED, NEW CENTURY FINANCIAL CORPORATION, HEREBY (1) AGREES THAT EACH REFERENCE TO THE CREDIT AGREEMENT, OR WORDS OF SIMILAR IMPORT, CONTAINED IN THE SECOND AMENDED AND RESTATED GUARANTY DATED AS OF JULY31, 1997 (THE "GUARANTY") BY THE UNDERSIGNED TO THE LENDERS AND THE AGENT, SHALL BE A REFERENCE TO THE CREDIT AGREEMENT AS AMENDED BY THE FIRST AMENDMENT TO THE CREDIT AGREEMENT AND THE FOREGOING AMENDMENT, (2) CONFIRMS THAT THE GUARANTY SHALL REMAIN IN FULL FORCE AND EFFECT AFTER GIVING EFFECT TO THE FIRST AMENDMENT TO THE CREDIT AGREEMENT AND THE FOREGOING AMENDMENT, AND (3) CONFIRMS AND ACKNOWLEDGES THAT ITS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 15 OF THE GUARANTY ARE TRUE AND CORRECT AS OF THE DATE OF THE FOREGOING AMENDMENT.


                                            NEW CENTURY FINANCIAL CORPORATION


                                            By
                                              -------------------------------
                                            Its
                                               ------------------------------

                               SCHEDULE 1.01(b)



                               BANK COMMITMENTS
                               ----------------

                                                            Working
                                             Warehousing    Capital
Banks                                        Commitment    Commitment
-----                                        -----------   ----------
     First Bank National Association         $60,000,000   $4,000,000
     Guaranty Federal Bank, F.S.B.           $50,000,000            0
     Comerica Bank California, Inc.          $15,000,000            0
     First Union National Bank               $25,000,000            0
     Residential Funding Corporation         $25,000,000            0
     Bank One, Texas, N.A.                   $30,000,000            0
     The Bank of New York                    $25,000,000            0
     The First National Bank of Chicago      $30,000,000            0


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